================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 2002

                           LONG BEACH SECURITIES CORP.
                           ---------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------

          Delaware                    333-41712                33-0917586
----------------------------         ------------        ----------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)        Identification Number)

        1100 Town & Country Road
               Suite 1600
           Orange, California                                      92868
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (714) 541-5378

================================================================================

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits:

                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.               Description
-----------       -----------               -----------
1                 5.1                       Opinion and Consent of
                                            Heller Ehrman White &
                                            McAuliffe LLP

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 3, 2002

                                            LONG BEACH SECURITIES CORP.

                                            By:      /s/  Jeffrey A Sorenson
                                               --------------------------------
                                            Name:    Jeffery A Sorensen
                                            Title:   Vice President

                                  EXHIBIT INDEX

            Item 601(a) of
Exhibit     Regulation S-K
Number      Exhibit No.           Description
------      -----------           -----------
1           5.1                   Opinion and Consent of Counsel